CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18  U.S.C.§1350,  as created by Section 906 of the  Sarbanes-Oxley Act of  2002,  the undersigned officers of Sovereign Exploration Associates International, Inc. (The “Company") hereby certifies, to such officers’ knowledge, that:

     (i) the accompanying Quarterly Report on Form 10-QSB of the Company for the six months ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 12, 2008

/s/ Robert D. Baca

Robert D. Baca

Chief Executive Officer

Date:  February 12, 2008

/s/ Martin Thorp

Martin Thorp

Chief Financial Officer